EXHIBIT (99.1)
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Marx Toys and Entertainment Corp. (Formerly setereoscape.com, inc.) (the "Company") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Wise, Chief Executive Officer and sole officer and director of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of 13(a) or 15(d) of the Securities and Exchange Act of 1934; (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Steve Wise
Chief Executive Officer
Sole Officer and Director
May 13, 2003